UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2026

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Beta Bionics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-42491	47-5386878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Hughes

Irvine, California 92618

(Address of Principal Executive Offices) (Zip Code)

(949) 427-7785

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBNX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 21, 2026, Beta Bionics, Inc. (the “Company”) issued a press release announcing updated timeline expectations for the commercialization of its patch pump in development, Mint. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01. Other Events.

On May 21, 2026, the Company announced that it expects to fully commercialize Mint by the end of the second quarter of 2027, subject to regulatory clearance by the U.S. Food and Drug Administration (“FDA”). The updated Mint commercialization timeline expectation is based on the FDA’s initial responses to the Company’s Mint alternate controller enabled (“ACE”) insulin pump 510(k) application, and the progress the Company has made in scaling its Mint manufacturing processes. The Company expects manufacturing capacity to meet anticipated demand at launch.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding: the Company’s expectations regarding the timing or certainty of the FDA’s approval of Mint as an ACE insulin pump, and the timing or certainty of commercialization of Mint and related updates; and the Company’s manufacturing capacity at launch. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the management of the Company as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks and uncertainties, including business, regulatory, economic and competitive risks and uncertainties about the Company, risks inherent in developing product candidates, the Company’s ability to obtain adequate financing to fund its product development and other expenses, trends in the industry, the Company’s relationships with its existing and future collaboration partners, the legal and regulatory framework for the industry, future expenditures and the potential impacts of global macroeconomic conditions. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. Other factors that may cause the Company’s actual results to differ from current expectations are discussed in the Company’s filings with the Securities and Exchange Commission, including the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Current Report on Form 8-K is given. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beta Bionics, Inc.

Date: May 21, 2026	By:	/s/ Sean Saint
Sean Saint
President and Chief Executive Officer